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                                                                    EXHIBIT 23.2




                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated April 22, 1999, except for Note 12, as to which the date is May 28, 1999, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-76955) and related Prospectus of nFront, Inc.



                                             /s/ Ernst & Young LLP


Atlanta, Georgia
June 8, 1999